Execution Version 1 366239566 Certain information in the marked exhibit below has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Omissions are designated as “[*****]”. FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT This First Amendment to Letter of Credit Facility Agreement (this “Amendment”) is entered into as of October 20, 2025 by and among EVEREST INTERNATIONAL REINSURANCE, LTD., a Bermuda exempted company limited by shares and registered as a Class 4 general insurer pursuant to the Bermuda Insurance Act as Borrower, the LENDERS party hereto, and LLOYDS BANK PLC, as Administrative Agent for the Lenders and as L/C Agent. RECITALS A. The Borrower, the Existing Lenders (as defined below), the Administrative Agent and the L/C Agent are parties to that certain Letter of Credit Facility Agreement, dated as of October 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”), pursuant to which the Existing Lenders have issued one or more Letters of Credit for the account of the Account Party, for the benefit of Lloyd’s, as Funds at Lloyd’s to support and stand as security for the general business at Lloyd’s of the Account Party for the 2025 year of account and each prior open year of account. Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Credit Agreement. B. The Borrower has notified the L/C Agent, the Administrative Agent and the Existing Lenders of its request to (i) extend the Letter of Credit for the 2026 year of account (the “Extension Request”), (ii) increase the Facility Amount from £112,500,000 to £150,000,000, and (iii) amend the Existing Credit Agreement as set forth below, but otherwise have the Existing Credit Agreement remain in full force and effect. C. In accordance with Section 20 of the Existing Credit Agreement, the Borrower, the L/C Agent, the Administrative Agent and the Lenders party hereto, intending to be legally bound, hereby agree as follows: AGREEMENT 1. Definitions. As used in this Amendment: “Existing Lender” means each Lender who is a party to the Existing Credit Agreement as of the Effective Date (as defined below). 2. Extension of Letter of Credit; Commitment Increase; Amended Schedule 1. a. Subject to satisfaction of the conditions precedent set forth in Section 6 below: (a) the L/C Agent, the Administrative Agent and each Lender hereby accept the Extension Request and agree that the Letter of Credit shall be extended for the 2026 year of account, (b) Schedule 1 attached to the Existing Credit Agreement shall be amended to read as set forth on Exhibit A hereto and (c) each Lender agrees that its Commitment shall increase to the amount set

2 366239566 forth opposite its name on Exhibit A hereto, in each case effective as of the Effective Date (as defined in Section 6 below). 3. Amendments to Credit Agreement. In accordance with Section 20 of the Existing Credit Agreement, with effect from the Effective Date (as defined below) the Existing Credit Agreement is hereby amended as follows: a. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions therein in appropriate alphabetical order: “First Amendment” means that certain First Amendment to Letter of Credit Facility Agreement dated as of the First Amendment Effective Date, by and among the Borrower, the Lenders party thereto, the Administrative Agent and the L/C Agent. “First Amendment Effective Date” means October 20, 2025. “Quarterly Reports” means each quarterly monitoring return, each QMA Delta, and/or each flash report, as applicable, to be provided by the L/C Parties to Lloyd’s in relation to the Managed Syndicate, in each case to the extent such items are required to be prepared by or in relation to the Managed Syndicate by Lloyd’s. b. The definitions of “Agency Fee Letter”, “Commitment”, “Commitment Termination Date”, “Extended Commitment Termination Date”, “Facility Amount”, “Managing Agent”, “Minimum CTNW Amount” and “Upfront Fee Letter” in Section 1.1 of the Existing Credit Agreement are hereby amended by deleting such definitions in their entirety and replacing such definitions with the following: “Agency Fee Letter” means, collectively, (i) the fee letter dated as of the Closing Date between the Borrower and Lloyds Bank and (ii) the fee letter dated as of the First Amendment Effective Date between the Borrower and Lloyds Bank. “Commitment” means, as to any Lender, the obligation of such Lender to issue one or more Letters of Credit on a several basis with the other Lenders (acting through the L/C Agent) for the account of the Account Party in an aggregate Sterling Equivalent stated amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The Commitment of each Lender as of the First Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1 (as amended pursuant to the First Amendment). “Commitment Termination Date” means the earliest to occur of (a) December 31, 2025, (b) the date of termination of all of the Commitments by the Borrower pursuant to Section 2(i), and (c) the date of termination of the Commitments pursuant to Section 11(a). “Extended Commitment Termination Date” means the earliest to occur of (a) May 31, 2026, (b) the date of termination of all the Commitments by the Borrower

3 366239566 pursuant to Section 2(i), and (c) the date of termination of the Commitments pursuant to Section 11(a). “Facility Amount” means £150,000,000 as such amount may be modified at any time or from time to time pursuant to the terms hereof. “Managing Agent” means Everest Managing Agency Limited. “Minimum CTNW Amount” means, as of any date of determination, [*****]. “Upfront Fee Letter” means, collectively, (i) the upfront fee letter dated as of the Closing Date between the Borrower and the Administrative Agent and (ii) the upfront fee letter dated as of the First Amendment Effective Date between the Borrower and the Administrative Agent. c. The definition of “Quarterly Monitoring Return” in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety. d. Section 2 of the Existing Credit Agreement is hereby amended by: (i) deleting the reference to “2025” in Section 2(b)(i) and replacing such reference with “2026”; (ii) deleting the reference to “£112,500,000” in Section 2(b)(v) and replacing such reference with “£150,000,000”; (iii) deleting the reference to “2025” in Section 2(c)(i) and replacing such reference with “2026”; (iv) deleting the reference to “2025” in Section 2(d)(iv) and replacing such reference with “2026”; (v) deleting the reference to “£[*****]” in Section 2(j)(i) and replacing such reference with “£[*****]”; (vi) inserting “or Event of Default” immediately after “no Default” in Section 2(j)(iv)(A); (vii) deleting the reference to “Agency Fee Letter” in Section 2(k)(iii) and replacing such reference with “Agency Fee Letters”; (viii) deleting the reference to “Upfront Fee Letter” in Section 2(k)(iv) and replacing such reference with “Upfront Fee Letters”; (ix) deleting the reference to “2025” in Section 2(l)(ii) and replacing such reference with “2026”; and (x) deleting sub-section 2(w)(i) in its entirety and replacing it with the following:

4 366239566 “(i) each Letter of Credit will continue in effect until such time as the L/C Agent gives a termination notice substantially in the form of Exhibit D to this Agreement (any such termination notice and any termination notice which replaces a revoked termination notice, a “Termination Notice”) stating that such Letter of Credit will be terminated on the date specified in such Termination Notice (such date (as specified in the most recent Termination Notice) being the “Final Expiry Date” of such Letter of Credit); provided that in no event will the Final Expiry Date of any Letter of Credit be earlier than the fourth anniversary of the date of the most recent Termination Notice or later than December 31, 2029.” e. Sub-section 4(b) of the Existing Credit Agreement is hereby amended by inserting “and/or the Amendment Effective Date” immediately after “Closing Date” in the preamble thereof. f. Sub-section 5(a) of the Existing Credit Agreement is hereby amended by deleting the reference to “Indemnified Parties” and replacing it with “Indemnified Persons” in the last paragraph thereof. g. Sub-section 5(c) of the Existing Credit Agreement is hereby amended by deleting the reference to “Indemnified Party” and replacing it with “Indemnified Person” in the proviso at the end thereof. h. Sub-section 6(m) of the Existing Credit Agreement is hereby amended by deleting the reference to “2023” therein and replacing such reference with “2024”. i. Sub-section 6(t) of the Existing Credit Agreement is hereby amended by deleting the reference to “2025” therein and replacing such reference with “2026”. j. Sub-section 6(u) of the Existing Credit Agreement is hereby amended by inserting “Agent” immediately after “Administrative”. k. Section 7 of the Existing Credit Agreement is hereby amended by: (i) replacing each reference to “Quarterly Monitoring Return” therein with “Quarterly Report”; and (ii) deleting sub-section 7(n) in its entirety and replacing it with the following: “(n) Business Plan and Realistic Disaster Scenarios. The Borrower shall as soon as possible after the First Amendment Effective Date, and in any event by no later than December 1, 2025, deliver to the Administrative Agent the Business Plan and (if separate) the Realistic Disaster Scenarios relating thereto for the 2026 year of account and each prior open year of account of the Account Party.” l. Sub-section 9(e) of the Existing Credit Agreement is hereby amended by deleting the reference to “2025” and replacing such reference with “2026”.

5 366239566 m. Section 12 of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end thereof: “For the avoidance of doubt, nothing herein prohibits or impedes any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person.” n. Schedule 1 to the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Exhibit A hereto. 4. Representations and Warranties. The Borrower hereby represents and warrants, as of the date of this Amendment, that: a. The representations and warranties in each Credit Document to which it is a party are true and correct in all material respects immediately before and after giving effect to this Amendment, as though made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); b. The execution and delivery of this Amendment has been duly authorized by all necessary organizational action of the Borrower; this Amendment has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity; c. The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except where failure to obtain the foregoing could not reasonably be expected to have a Material Adverse Effect, (b) to its knowledge, will not violate any law applicable to the Borrower, (c) will not result in the breach of any provision of, or in the imposition of any lien or encumbrance (except for liens or encumbrances created under the Credit documents) under, or constitute a default or event of default under, any agreement or arrangement to which it is a party or by which it or any of its property is bound, the contravention of which agreement or arrangement would have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower; and d. No Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment. 5. Ratification and Confirmation of Credit Documents. a. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, guarantees or agreements contained in the Existing Credit Agreement or any other Credit Document, and shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the L/C Agent or any Lender under the Existing Credit Agreement or any other Credit Document.

6 366239566 b. The Borrower hereby acknowledges that it has read this Amendment and consents to the terms hereof, and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the obligations of the Borrower under the Credit Documents to which it is a party, including all guarantees thereunder, shall not be impaired or affected and such Credit Documents, including all guarantees thereunder, and all promissory notes and all other instruments, documents and agreements entered into by the Borrower in connection with such Credit Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects. c. The Borrower further agrees that nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of the Borrower to any future amendment to the Credit Agreement, except to the extent that the consent of the Borrower to such amendment is expressly required under the Credit Agreement. d. Upon the effectiveness of this Amendment, each Existing Lender shall continue to be a party to the Credit Agreement as a Lender. 6. Effectiveness. This Amendment shall become effective on the date first written above (the “Effective Date”) only upon satisfaction of the following conditions precedent on or prior to such date: a. Executed Credit Documents; no Defaults. This Amendment, the Fee Letters, and any other applicable Credit Documents (including a ratification of the Guaranty Agreement, in form and substance satisfactory to the Administrative Agent), each dated as of the Effective Date, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder. b. Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate. A certificate from a Responsible Officer of each Credit Party to the effect that (A) all representations and warranties of such Credit Party contained in the Credit Documents to which it is a party are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); and (B) as of the Effective Date, no Default or Event of Default has occurred and is continuing. (ii) Certificate of Secretary of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer or other authorized signatory of such Credit Party executing Credit Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the memorandum of association (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bye-laws or other governing document of such Credit Party as in effect on the Effective Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions

7 366239566 contemplated hereunder; authorising a specified person or persons to execute the Credit Documents on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Credit Documents; authorising a specified person or persons on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Credit Documents; and the execution, delivery and performance of the Credit Documents to which it is a party, (D) register of directors and officers, (E) other than with the Guarantor, register of members, (F) the Bermuda Monetary Authority’s “no objection” to the incorporation of the Credit Party, (G) tax assurance issued by the Registrar of Companies for the Minister of Finance, (H) in the case of the certificate of a Responsible Officer of the Borrower, all certificates of registration as an insurer in relation to the Borrower, and (I) each certificate required to be delivered pursuant to clause (iii) below. (iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where any Credit Party is qualified to do business. (iv) Opinions of Counsel. Opinions of counsel to the Credit Parties addressed to the Finance Parties with respect to the Credit Parties, the Credit Documents and such other matters as the Administrative Agent shall request. c. Consents; Default. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Governmental and Third Party Approvals. Each Credit Party shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Amendment and the other Credit Documents and all applicable waiting periods shall have expired without any action being taken by any Person that would reasonably be expected to restrain, prevent or impose any material adverse conditions on such Credit Party or such transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent would reasonably be expected to have such effect. (ii) No Injunction, Etc. No action, proceeding or investigation shall have been instituted, threatened in writing or proposed in writing before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Amendment or the other Credit Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or the other Credit Documents or the consummation of the transactions contemplated hereby or thereby. d. Business Plan and Realistic Disaster Scenarios. The Administrative Agent shall have received draft copies of the Business Plan for the 2026 year of account and (if separate) the Realistic Disaster Scenarios relating thereto.

8 366239566 e. Funds at Lloyd’s. The Administrative Agent shall have received written confirmation by the Borrower that no FAL in respect of the 2026 year of account or any prior open year of account has been provided in respect of the Account Party by any Person that is not a Group Member. f. Letter of Comfort. The Administrative Agent shall have received a Letter of Comfort in respect of the 2026 year of account of the Account Party, duly executed on behalf of Lloyd’s, in form and substance satisfactory to the Administrative Agent. g. Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees and reasonable and documented expenses of the Administrative Agent required hereunder or under any other Credit Document to be paid on or prior to the Effective Date (including reasonable and documented fees and expenses of counsel) in connection with this Amendment, the other Credit Documents and the transactions contemplated hereby. h. Amendment to Letter of Credit. The Administrative Agent and the L/C Agent shall have received (i) a Letter of Credit Application from the Borrower requesting that the Letter of Credit be amended on the Effective Date to (x) extend such Letter of Credit for the 2026 year of account and (y) increase the aggregate Stated Amount for such Letters of Credit from [*****] to [*****], and (ii) such other information and documentation as shall be necessary or reasonably requested by the L/C Agent in connection with the Lenders (acting severally and through the L/C Agent) issuing such amendments to the Letters of Credit. i. No Defaults. No Default or Event of Default shall exist or be continuing, or would result from this Amendment (including the extension of the Letter of Credit for the 2026 year of account pursuant hereto) or the proposed issuance of the amended Letter of Credit on the Effective Date. j. Representations and Warranties. The representations and warranties of the Borrower contained in this Amendment shall be true and correct in all material respects on and as of the date hereof and after giving effect to the extension of the Letter of Credit for the 2026 year of account pursuant hereto (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects). k. No Material Adverse Effect. There has been no Material Adverse Effect since December 31, 2024, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Effect. l. No Defaulting Lenders. There shall be no Defaulting Lenders. m. Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Amendment.

9 366239566 The Administrative Agent or its counsel shall notify the Borrower, the L/C Agent and the Lenders once the foregoing conditions precedent have been satisfied and this Amendment is effective. 7. Miscellaneous. a. The Borrower acknowledges and agrees that the representations and warranties set forth herein are material inducements to the Administrative Agent, the L/C Agent and the Lenders to deliver this Amendment. b. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns. c. This Amendment is a Credit Document. Henceforth, this Amendment and the Credit Agreement shall be read together as one document and the Existing Credit Agreement shall be modified accordingly. No course of dealing on the part of the Administrative Agent, the Lenders or any of their respective officers, nor any failure or delay in the exercise of any right by the Administrative Agent or the Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by the Credit Parties of any provision of the Credit Documents shall not affect any right of the Administrative Agent or the Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of the Administrative Agent and/or the Lenders, as applicable, pursuant to and in accordance with the Credit Documents, including, without limitation, Section 20 of the Credit Agreement. No other person or entity, other than the Administrative Agent and the Lenders, shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder. d. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. The provisions of Section 15 and Section 16 of the Credit Agreement apply to this Amendment mutatis mutandis as if they were incorporated herein. e. If any provision of this Amendment or any of the other Credit Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof. f. This Amendment may be executed (including by email with scan attachment or by DocuSign) in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including

10 366239566 the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. g. On the Effective Date, the L/C Agent (in the name and on behalf of each Lender) shall issue an amendment to the Letter of Credit as requested by the Borrower in the Letter of Credit Application delivered to the Administrative Agent and the L/C Agent pursuant to Section 6(h) of this Amendment. The L/C Agent shall also deliver to Lloyd’s, (i) a revocation of the existing Termination Notice and (ii) a new Termination Notice so that the Letter of Credit (as so amended) shall expire no later than the Final Expiry Date specified in such new Termination Notice. [Remainder of page intentionally left blank.]

SIGNATURE PAGE TO FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the L/C Agent and the undersigned Lenders have caused this Amendment to be executed as of the date first written above. EVEREST INTERNATIONAL REINSURANCE, LTD., as Borrower By: ____________________________________ Name: Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT LLOYDS BANK PLC, as the Administrative Agent By: ______________________________________ Name: Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT LLOYDS BANK PLC, as the L/C Agent By: ______________________________________ Name: Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT LLOYDS BANK PLC, as a Lender By: ______________________________________ Name: Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT COMMERZBANK AG, NEW YORK BRANCH, as a Lender By: ______________________________________ Name: Title: By: ______________________________________ Name: Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT ING BANK N.V., LONDON BRANCH, as a Lender By: ______________________________________ Name: Title: By: ______________________________________ Name: Title:

EXHIBIT A TO FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT EXHIBIT A SCHEDULE 1 Lenders; Commitments Lender Commitment Percentage Lloyds Bank plc [*****] [*****] Commerzbank AG, New York Branch [*****] [*****] ING Bank N.V., London Branch [*****] [*****] Total: [*****] [*****]